Exhibit 99.1
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This Statement on Form 4 is filed by

Fortress Investment Holdings LLC, Fortress Investment Group LLC, Fortress

Fund MM LLC, Fortress Investment Fund LLC, Fortress Registered Investment

Trust and FRIT PINN LLC. The principal business address of each of the

Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York,
NY
10105.

Name of Designated Filer: Fortress Investment Holdings
LLC


Date of Event Requiring Statement: March 22, 2006


Issuer Name and
Ticker or Trading Symbol: Global Signal Inc. (GSL)


FORTRESS INVESTMENT
HOLDINGS LLC

   /s/ Daniel Bass


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By:    Daniel Bass


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Its:   Chief Financial
Officer

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FORTRESS
INVESTMENT GROUP
LLC

   /s/ Randal A. Nardone


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By:    Randal A. Nardone


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Its:   Chief Operating
Officer

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FORTRESS
FUND MM LLC


By: FORTRESS INVESTMENT GROUP LLC, its Managing
Member

   /s/
Randal A. Nardone

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By:
Randal A. Nardone

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Its:
Chief Operating
Officer
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FORTRESS
INVESTMENT FUND LLC

By: FORTRESS FUND MM LLC, its
Managing
Member

By: Fortress Investment Group LLC, its Managing
Member


   /s/ Randal A. Nardone


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By:    Randal A. Nardone


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Its:   Chief Operating
Officer

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FORTRESS
REGISTERED
INVESTMENT TRUST

   /s/ Randal A. Nardone


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By:    Randal A. Nardone


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Its:   Chief Operating
Officer
and Secretary
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FRIT
PINN LLC

   /s/ Randal A. Nardone


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By:    Randal A. Nardone


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Its:   Secretary and Vice

President
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